Exhibit 10.10

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] or [Redacted] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Execution Version

DELAYED DRAW JOINDER AGREEMENT NUMBER 1

Dated as of April 11, 2018

among

HOF VILLAGE, LLC; HOF VILLAGE YOUTH FIELDS, LLC; HOF VILLAGE PARKING, LLC;
HOF VILLAGE STADIUM, LLC AND THE OTHER PERSONS SIGNATORY HERETO AS
BORROWERS

and

THE LENDERS PARTY HERETO,

and

GACP FINANCE CO., LLC, as Administrative Agent

DELAYED DRAW JOINDER AGREEMENT NUMBER 1

This DELAYED DRAW JOINDER AGREEMENT NUMBER 1 (this “DDTL Joinder Number 1”) dated as of April 11, 2018 is made by and among:

(i) HOF VILLAGE, LLC, a Delaware limited liability company (the “Lead Borrower”); HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING, LLC, a Delaware limited liability company; HOF VILLAGE STADIUM, LLC, a Delaware limited liability company; HOF VILLAGE LAND, LLC, a Delaware limited liability company; HOF VILLAGE HOTEL I, LLC, a Delaware limited liability company; HOF VILLAGE SPORTS BUSINESS, LLC, a Delaware limited liability company; HOF VILLAGE PARKING MANAGEMENT I, LLC, a Delaware limited liability company; HOF VILLAGE RESIDENCES I, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR EXCELLENCE, LLC, a Delaware limited liability company; HOF VILLAGE CENTER FOR PERFORMANCE, LLC, a Delaware limited liability company; HOF EXPERIENCE, LLC, a Delaware limited liability company; HOF VILLAGE MEDIA GROUP, LLC, a Delaware limited liability company; and the other Persons signatory hereto as “Borrowers”, (collectively, the “Borrowers”, and each individually, a “Borrower”);

(ii) the Delayed Draw Term Loan Lender party hereto;

(iii) the other Lenders party hereto; and

(iv) GACP FINANCE CO., LLC, as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lenders party thereto from time to time, the Administrative Agent, and the other parties named therein are parties to the Loan Agreement, dated as of March 20, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby).

(2) The Borrowers desire to borrow a Delayed Draw Term Loan pursuant to Section 2.01(c) of the Loan Agreement (it being understood that such Delayed Draw Term Loan constitutes a Loan under the Loan Agreement).

(3) The Borrowers and the Delayed Draw Term Loan Lender party hereto have informed the Administrative Agent that the terms of the Delayed Draw Term Loan are substantially identical to those with respect to the Loans in effect immediately prior to the date hereof, other than (a) treatment of the Delayed Draw Term Loan Lender as an Affiliated Lender, (b) the filing of the Mortgage Amendment No. 1 (defined below) with respect to the Delayed Draw Term Loan, (c) modifications to the title insurance policy delivered to the Administrative Agent on the Closing Date, and (d) increase in the outstanding principal balance of the Loans to $47,500,000.

(4) Each Lender who executes and delivers this DDTL Joinder Number 1 as a Delayed Draw Term Loan Lender, which Lender represents that is an Eligible Assignee but not currently a Lender under the Loan Agreement, will make a Delayed Draw Term Loan on the DDTL Joinder Number 1 Effective Date (as defined below) to Borrower in an aggregate principal amount equal to $7,500,000.

(5) The Administrative Agent, the Borrowers, the Delayed Draw Term Loan Lender and the other Lenders party hereto desire to memorialize the terms of this DDTL Joinder Number 1 to become effective on the DDTL Joinder Number 1 Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the preamble, preliminary statements and otherwise in this DDTL Joinder Number 1 shall have the meanings given to such terms in such preamble, preliminary statements and Section 4, respectively.

SECTION 2. Delayed Draw Term Loan. On the DDTL Joinder Number 1 Effective Date, subject to the satisfaction or waiver (by each Lender) of the conditions precedent set forth in Section 4 hereof, the Delayed Draw Term Loan Lender agrees to extend to the Borrowers a Delayed Draw Term Loan in an aggregate principal amount equal to $7,500,000.

SECTION 3. Amendments to the Loan Agreement. Subject to the terms and conditions set forth herein, the Loan Agreement is hereby amended as follows:

(a) Section 2.06 is amended as follows: “2%” in the proviso is replaced with “3%”.

(b) Section 10.04(1)(iii) is amended and restated to read as follows: “none of the Administrative Agent or any Lender or any of their respective officers, partners, directors, employees or agents shall be liable to any Affiliated Lender for any action taken or omitted by any Administrative Agent or any Lender under or in connection with any of the Loan Documents except to the extent caused by the Administrative Agent or such Lender’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment)”.

SECTION 4. Conditions to Effectiveness. This DDTL Joinder Number 1 shall become effective on the date (the “DDTL Joinder Number 1 Effective Date”), when each of the conditions set forth in this Section 4 shall have been satisfied (or waived by the Lenders):

(i) the Administrative Agent shall have received counterparts of this DDTL Joinder Number 1, duly executed and delivered on behalf of (a) each Borrower, (b) each Lender (including the Delayed Draw Term Loan Lender), and (c) the Administrative Agent;

(ii) Each Delayed Draw Term Loan Lender that is an Affiliated Lender shall have executed and delivered the Affiliated Lender acknowledgment accompanying the signature page to this DDTL Joinder Number 1;

(iii) the Administrative Agent and the Delayed Draw Term Loan Lender shall have received a certificate of a Responsible Officer of Borrower, dated the DDTL Joinder Number 1 Effective Date and certifying:

(a) that attached thereto is a true and correct copy of the resolutions of the board of directors or equivalent governing body of each Borrower approving the DDTL Joinder Number 1 and the transactions contemplated hereby; and

(b) that, as of the DDTL Joinder Number 1 Effective Date, (1) each representation and warranty set forth in each Loan Document shall be true and correct in all material respects on and as of the date of making of the Delayed Draw Term Loan with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects), and (2) each Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and, at the time of and immediately after making of the Delayed Draw Term Loan, no Event of Default or Default shall have occurred and be continuing.

(iv) the Administrative Agent and the Delayed Draw Term Loan Lender shall have received executed legal opinions, dated the DDTL Joinder Number 1 Effective Date, of (a) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrowers, (b) Walter Haverfield LLP, as special Ohio counsel for the Borrowers, and (c) Richards, Layton & Finger, P.A., as special Delaware counsel for the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request;

(v) the Administrative Agent and the Delayed Draw Term Loan Lender shall have received a duly executed amendment to the Mortgage filed on the Closing Date (the “Mortgage Amendment No. 1”), confirming that the aggregate principal amount of the Loans is not less than $47,500,000;

(vi) the Borrowers shall have delivered an updated title insurance policy giving effect to title insurance coverage of not less than $47,500,000;

(vii) the Delayed Draw Term Loan Lender shall have received a Note in the amount of $7,500,000;

(viii) as of the DDTL Joinder Number 1 Effective Date, (x) the representations and warranties of Borrowers contained in Article III of the Loan Agreement shall be true and correct in all material respects on the DDTL Joinder Number 1 Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date, and (y) no Default or Event of Default shall have occurred and be continuing, or would occur immediately after giving effect to the transactions contemplated by this DDTL Joinder Number 1;

(ix) the Administrative Agent and the Delayed Draw Term Loan Lender shall have received a Solvency Certificate from the Lead Borrower on behalf of each Borrower;

(x) the Administrative Agent and the Delayed Draw Term Loan Lender shall have received reaffirmation agreements in respect of the Mezzanine Subordination Agreement and the subordination agreement executed by National Football Museum Inc.;

(xi) the Borrowers shall have provided the Administrative Agent and the Delayed Draw Term Loan Lender with a notice of borrowing in accordance with the requirements of Section 2.02 of the Loan Agreement;

(xii) the Borrowers shall have paid (a) all fees payable to the Lenders, and (b) all fees and expenses of the Administrative Agent and the Delayed Draw Term Loan Lender in connection with this DDTL Joinder Number 1;

(xiii) the Interest Reserve Account shall have been funded by an aggregate amount that is not less than $5,151,993.28; provided, however, any shortfall in the balance of the Interest Reserve Account shall be funded on the DDTL Joinder Number 1 Effective Date out of the proceeds of the Delayed Draw Term Loan; and

(xiv) the Delayed Draw Term Loan Lender shall have funded Loans in an aggregate amount of $7,500,000 in accordance with the terms of the funds flow annexed hereto as Annex 1 and the “net” proceeds of the Delayed Draw Term Loan (after paying fees, costs and expenses thereof and required funding of the Interest Reserve Account) shall have been deposited into the Loan Proceeds Account.

SECTION 5. Condition Subsequent. Not later than April 13, 2018 (or such later date as the Administrative Agent may reasonably agree), the Administrative Agent shall have received a reaffirmation agreement in respect of the Recourse Guaranty in form and substance reasonably satisfactory to the Administrative Agent; provided that the failure to deliver such reaffirmation agreement by April 13, 2018 (or such later date as the Administrative Agent may reasonably agree) shall be an Event of Default under the Loan Agreement.

SECTION 6. Confirmation of Representations and Warranties.

(a) Each Borrower hereby represents and warrants, on and as of the DDTL Joinder Number 1 Effective Date, that the representations and warranties of Borrowers contained in Article III of the Loan Agreement are true and correct in all material respects on such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date (provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, such representation and warranty is true and correct in all respects).

(b) Each Loan Party hereby represents and warrants, on and as of the DDTL Joinder Number 1 Effective Date, that it has the necessary corporate power to execute, deliver and perform this DDTL Joinder Number 1, and it has duly authorized all corporate or other action required to be taken by it for the execution, delivery and performance of this DDTL Joinder Number 1 and the consummation of the transaction contemplated hereby.

SECTION 7. Consent and Affirmation. Each Borrower hereby (i) consents to the execution, delivery and performance of this DDTL Joinder Number 1 and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the DDTL Joinder Number 1 Effective Date, except that, on and after the DDTL Joinder Number 1 Effective Date, each reference to the “Loan Agreement”,“thereunder”, “thereof’”, “therein” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and otherwise modified by this DDTL Joinder Number 1, and (ii) confirms that the Loan Documents to which each of the Borrowers is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 8. Waiver of Prospective Delayed Draw Loan Notice and terms of the Delayed Draw Term Loan. By their signatures to this DDTL Joinder No. 1, the Borrowers and the Delayed Draw Term Loan Lender each agree to waive the requirements of the delivery of a Prospective Delayed Draw Loan Notice, and the Administrative Agent and the Lenders agree to waive the requirement for delivery of a Prospective Delayed Draw Loan Notice based upon the representation by each of the Borrowers and the Delayed Draw Term Loan Lender that the terms of the Delayed Draw Term Loan are substantially identical to those with respect to the Loans in effect immediately prior to the date hereof, other than (a) treatment of the Delayed Draw Term Loan Lender as an Affiliated Lender, (b) the filing of the Mortgage Amendment No. 1 with respect to the Delayed Draw Term Loan, (c) modifications to the title insurance policy delivered to the Administrative Agent on the Closing Date and (d) increase in the outstanding principal balance of the Loans to $47,500,000.

SECTION 9. Reference to and Effect on the Loan Documents.

(a) On and after the DDTL Joinder Number 1 Effective Date, each reference in the Loan Agreement to “hereunder”, “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other transaction documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this DDTL Joinder Number 1. From and after the DDTL Joinder Number 1 Effective Date, this DDTL Joinder Number 1 shall be a Loan Document under the Loan Agreement.

(b) The Loan Agreement and the other Loan Documents, as specifically amended by this DDTL Joinder Number 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders under the Loan Agreement. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents do and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents, in each case, as amended by this DDTL Joinder Number 1.

(c) The execution, delivery and effectiveness of this DDTL Joinder Number 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 10. Execution in Counterparts; Order of Amendments. This DDTL Joinder Number 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this DDTL Joinder Number 1 by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this DDTL Joinder Number 1.

SECTION 11. Amendments; Headings; Severability. This DDTL Joinder Number 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Lenders. The Section headings used herein are for convenience of reference only, are not part of this DDTL Joinder Number 1 and are not to affect the construction of, or to be taken into consideration in interpreting this DDTL Joinder Number 1. Any provision of this DDTL Joinder Number 1 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Cost and Expenses. Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this DDTL Joinder Number 1 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.05 of the Loan Agreement.

SECTION 13. Governing Law; Etc. This DDTL Joinder Number 1 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional, service and waiver of jury trial provisions of the Loan Agreement, as if they were set forth herein.

SECTION 14. No Novation. This DDTL Joinder Number 1 shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this DDTL Joinder Number 1 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Borrowers under any Loan Document from any of its obligations and liabilities as a Borrower, guarantor or pledgor under any of the Loan Documents.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this DDTL Joinder Number 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOF VILLAGE, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE PARKING, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE STADIUM, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE LAND, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

[SIGNATURE PAGE TO HOFV – DDTL JOINDER NUMBER 1]

HOF VILLAGE HOTEL I, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE SPORTS BUSINESS, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE PARKING MANAGEMENT I, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE RESIDENCES I, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE CENTER FOR EXCELLENCE, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

[SIGNATURE PAGE TO HOFV – DDTL JOINDER NUMBER 1]

HOF VILLAGE CENTER FOR PERFORMANCE, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF EXPERIENCE, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

HOF VILLAGE MEDIA GROUP, LLC, a Delaware limited liability company

By:	/s/ Brian Parisi
Name:	Brian Parisi
Title:	Chief Financial Officer

[SIGNATURE PAGE TO HOFV – DDTL JOINDER NUMBER 1]

GACP FINANCE CO., LLC, as Administrative Agent

By:	/s/ Harry Chung
Name:	Harry Chung
Title:	Authorized Signatory

GACP II, L.P., as a Lender (holding an Initial Term Loan)

By:	/s/ Harry Chung
Name:	Harry Chung
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

DELAYED DRAW TERM LOAN LENDER:

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

	By:	/s/ Stuart Lichter
		Name:	Stuart Lichter
		Title:	President

[SIGNATURE PAGE TO HOFV – DDTL JOINDER NUMBER 1]

Acknowledgment by IRG, LLC as a Delayed Draw Term Loan Lender:

By the execution and delivery of this DDTL Joinder Number 1, the undersigned Delayed Draw Term Loan Lender hereby represents and warrants that (i) it is an Affiliated Lender and (ii) it has received a copy of and has reviewed the Loan Agreement and the other Loan Documents, and hereby agrees to be bound by the terms of the Loan Agreement as fully as if the undersigned had executed and delivered the Loan Agreement as of the original date thereof. Accordingly, and without limiting the provisions of the Loan Agreement and the other Loan Documents, the undersigned Delayed Draw Term Loan Lender hereby acknowledges, covenants and agrees that all provisions of the Loan Agreement that apply to Affiliated Lenders (including, without limitation and to the extent applicable, the relevant provisions of Sections 2.13 and 10.04 of the Loan Agreement) shall apply to the undersigned Delayed Draw Term Loan Lender, as an Affiliated Lender. More specifically the Delayed Draw Term Loan Lender consents and agreed as follows:

(i) For purposes of determining whether the Required Lenders or all Lenders have (a) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Borrower therefrom unless the action in question affects any Affiliated Lender in a disproportionately adverse manner than its effect on the other Lenders, (b) otherwise acted on any matter related to any Loan Document or (c) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action,

(x) all Loans held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions; and

(y) all Loans held by Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders; provided that if a proceeding under any Debtor Relief Law shall be commenced by or against any Borrower, neither any Affiliated Lender (nor any Assignee of any Affiliated Lender) shall be entitled to vote with respect to the Loans held by such Affiliated Lender (or its Assignee) in any such proceeding under any Debtor Relief Law (other than in accordance with the direction of the Administrative Agent), including in connection with any plan (or plan or reorganization) even if any such plan (or plan or reorganization) proposes to treat any Obligations held by such Affiliated Lender (or its Assignee) in a disproportionately adverse manner to such Affiliated Lender (or its Assignee) than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders (or Assignees of any such Affiliated Lender).

(ii) (a) that it shall not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II of the Loan Agreement, and shall not be permitted to challenge the Administrative Agent’s or any Lender’s attorney-client privilege, (b) as a condition to each assignment by it, the Assignee of such assignment would agree that it shall constitute an Affiliated Lender and it (or its Assignee) shall not at any time be entitled to or permitted to assign (or sell a participation in) any Loans held by it other than to another Affiliated Lender and (c) none of the Administrative Agent or any Lender or any of their respective officers, partners, directors, employees or agents shall be liable to any Affiliated Lender for any action taken or omitted by any Administrative Agent or any Lender under or in connection with any of the Loan Documents except to the extent caused by the Administrative Agent or such Lender’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment).

(iii) The Affiliated Lenders (or Assignees of any such Affiliated Lender) shall not be entitled to the benefit of Section 2.13 of the Loan Agreement in the event they receive disproportionately adverse treatment in a proceeding under Debtor Relief Laws, Affiliated Lenders (or Assignees of any such Affiliated Lender) shall not object to receiving proportionately lesser payment and any payment received by any Affiliated Lender (or Assignees of any such Affiliated Lender) in excess of less than ratable treatment (or proportionately lesser payment) provided for such Person in such proceeding shall be deemed “proportionately greater payment” to such Person and shall be turned over to the Administrative Agent for application to Obligations held by Lenders that are not Affiliated Lenders (or Assignees of any such Affiliated Lender).

(iv) If a proceeding under any Debtor Relief Law shall be commenced by or against any Borrower, such Affiliated Lender (or its Assignee) irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender (or its Assignee) with respect to the Loans held by such Affiliated Lender (or its Assignee) in any manner in the Administrative Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender (or its Assignee) to vote, in which case such Affiliated Lender (or its Assignee) shall vote with respect to the Loans held by it as the Administrative Agent directs whether or not the result of such vote (including in connection with any plan (or plan of reorganization) proposes to treat any Obligations held by such Affiliated Lender (or its Assignee) in a disproportionately adverse manner to such Affiliated Lender (or its Assignee) than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders (or Assignees of any such Affiliated Lender).

The Affiliated Lenders hereby irrevocably and unconditionally submit, for themselves and their property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the County of New York, City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This acknowledgment shall constitute a Loan Document for all purposes and shall be governed by, and construed in accordance with, the laws of the State of New York.

The terms and provisions hereof shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns.

[SIGNATURE FOLLOWS]

DELAYED DRAW TERM LOAN LENDER:

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

	By:	/s/ Stuart Lichter
		Name:	Stuart Lichter
		Title:	President

 [SIGNATURE PAGE TO ACKNOWLEDGMENT BY IRG, LLC TO DDTL JOINDER NUMBER 1]

Annex 1

[Redacted]